UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                     December 19, 2006 (December 19, 2006)

                                  SYMBION, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                          000-50574               62-1625480
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


                      40 Burton Hills Boulevard, Suite 500
                           Nashville, Tennessee 37215
               (Address of principal executive offices) (Zip Code)

                                 (615) 234-5900
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

        On December 19, 2006, Symbion, Inc. issued a press release providing guidance for 2007. A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01.      Financial Statements and Exhibits.

        (d)     Exhibits.

                99 Press release dated December 19, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2006                 SYMBION, INC.

                                        By: /s/ Kenneth C. Mitchell
                                            ------------------------------------
                                            Kenneth C. Mitchell
                                            Chief Financial Officer and
                                            Senior Vice President of Finance

                                  EXHIBIT INDEX
Exhibit
Number          Description of Exhibits
-------         -----------------------

  99            Press release dated December 19, 2006.